UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 6, 2004


                              TARRANT APPAREL GROUP
             (Exact name of registrant as specified in its charter)


        CALIFORNIA                     0-26006                   95-4181026
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


                         3151 EAST WASHINGTON BOULEVARD
                          LOS ANGELES, CALIFORNIA 91367
                (Address of Principal Executive Offices/Zip Code)


                                  323 780-8250
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 6, 2004, Tarrant Apparel Group entered into a Securities Purchase Agreement to consummate a $10 million financing through the issuance of 6% Secured Convertible Debentures and Warrants to purchase up to 1,250,000 shares of our Common Stock. T. R. Winston & Company acted as placement agent for the financing. A copy of the Securities Purchase Agreement is furnished as
Exhibit 10.1 to this report and is incorporated herein by reference. Prior to maturity, the investors may convert the Debentures into shares of our Common Stock at a price of $2.00 per share. The Warrants will have a term of five years and an exercise price of $2.50 per share. The Debentures will pay interest at a rate of 6% per annum and have a term of three years.

         We entered into the Securities Purchase Agreement with the following investors: The Runnels Family Trust DTD 1-11-2000, High Tide, LLC, Bear Stearns Securities Corp. Custodian FBO J. Steven Emerson Roth IRA, Bear Stearns
Securities Corp. Custodian FBO J. Steven Emerson IRA II, Bristol Investment Fund, Ltd., MM & B Holdings, Freedman Leff Investment Partnership, Union Finance International Corp., JMG Triton Offshore Fund, Ltd., JMB Capital Partners and JMG Capital Partners LP. No other material relationships exist between the Company and each of these investors.

         The closing of the transactions contemplated under the Securities Purchase Agreement is subject to customary closing conditions including consent from our senior secured lenders.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of business acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  10.1 Securities Purchase Agreement dated December 6, 2004, by and between Tarrant Apparel Group and the investors listed on the signature pages thereto, including the forms of 6% Secured Convertible Debenture, Registration Rights Agreement, Common Stock Purchase Warrant, Escrow Agreement and Security Agreement.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TARRANT APPAREL GROUP



Date:    December 10, 2004          By:   /s/ Corazon Reyes
                                          ---------------------------
                                          Corazon Reyes
                                          Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
------         -----------

10.1 Securities Purchase Agreement dated December 6, 2004, by and between Tarrant Apparel Group and the investors listed on the signature pages thereto, including the forms of 6% Secured Convertible Debenture, Registration Rights Agreement, Common Stock Purchase Warrant, Escrow Agreement and Security Agreement.

                                       4